American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated June 29, 2017 ■ Statement of Additional Information dated April 10, 2017

The entries for Anthony Han in the Accounts Managed and the Ownership of Securities tables on pages 34 and 37 are removed from the Statement of Additional Information.

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